UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2004 (April 27, 2004)

HEALTHCARE REALTY TRUST INCORPORATED

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-11852 (Commission File Number)	62-1507028 (IRS Employer Identification No.)

3310 West End Avenue

Suite 700

Nashville, Tennessee 37203
(Address of principal executive offices)

(615) 269-8175

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits
Item 9. Regulation FD Disclosure
Item 12. Results of Operations and Financial Condition
SIGNATURES
EX-99.1 FIRST QUARTER DIVIDEND PRESS RELEASE
EX-99.2 FIRST QUARTER EARNINGS PRESS RELEASE
EX-99.3 SUPPLEMENTAL DATA REPORT 04/29/04

Item 7. Financial Statements and Exhibits

     c) Exhibits

99.1	First quarter dividend press release, dated April 27, 2004.

99.2	First quarter earnings press release, dated April 29, 2004.

99.3	Supplemental Data Report, dated April 29, 2004, for the three months ended March 31, 2004.

Item 9. Regulation FD Disclosure

     Healthcare Realty Trust is furnishing its Supplemental Data Report dated April 29, 2004 which is also contained on its website (www.healthcarerealty.com). See Exhibit 99.3 to this Current Report on Form 8-K.

Item 12. Results of Operations and Financial Condition

     On April 27, 2004, Healthcare Realty Trust issued a press release announcing its quarterly dividend for the first quarter ended March 31, 2004. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

     On April 29, 2004, Healthcare Realty Trust issued a press release announcing its earnings for the first quarter ended March 31, 2004. A copy of this press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE REALTY TRUST INCORPORATED
By /s/ Scott W. Holmes
Scott W. Holmes
Senior Vice President and Chief Financial Officer

Date: April 29, 2004